Exhibit 99.4

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
                                                                                                                             VS
Line                                                         1ST QTR      2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR  PRIOR YEAR
                                                            ----------    --------    --------    --------   ----------  ----------
         EARNINGS CONTRIBUTION
              BY SUBSIDIARY ($ MILLIONS)

1           Arizona Public Service                          $       65    $     70    $    107    $     39    $    281    $    (26)
2           Pinnacle West Energy                                    --           1          14           3          18          20
3           APS Energy Services                                     (8)         --          (2)         --         (10)          3
4           SunCor                                                  --          --           2           1           3          (8)
5           El Dorado                                                1          --          --          --           1          (1)
6           Parent Company                                           4          (4)         41          (7)         34          37
                                                            ----------    --------    --------    --------    --------    --------

7              Income Before Accounting Change                      62          67         162          36         327          25

            Cumulative Effect of Change in Accounting -
8              Net of Tax                                           (3)         --         (12)         --         (15)        (15)
                                                            ----------    --------    --------    --------    --------    --------


9              Net Income                                   $       59    $     67    $    150    $     36    $    312    $     10
                                                            ----------    --------    --------    --------    --------    --------

         EARNINGS PER SHARE
              BY SUBSIDIARY - DILUTED

10          Arizona Public Service                          $     0.76    $   0.82    $   1.27    $   0.46    $   3.30    $  (0.31)
11          Pinnacle West Energy                                    --        0.02        0.16        0.04        0.21        0.24
12          APS Energy Services                                  (0.10)         --       (0.03)         --       (0.12)       0.04
13          SunCor                                                0.01          --        0.03        0.01        0.04       (0.10)
14          El Dorado                                             0.01          --          --          --          --       (0.02)
15          Parent Company                                        0.05       (0.05)       0.49       (0.09)       0.42        0.44
                                                            ----------    --------    --------    --------    --------    --------

16             Income Before Accounting Change                    0.73        0.79        1.92        0.42        3.85        0.29

            Cumulative Effect of Change in Accounting -
17             Net of Tax                                        (0.03)         --       (0.15)         --       (0.17)      (0.17)
                                                            ----------    --------    --------    --------    --------    --------


18             Net Income                                   $     0.70    $   0.79    $   1.77    $   0.42    $   3.68    $   0.12
                                                            ----------    --------    --------    --------    --------    --------


19       BOOK VALUE PER SHARE                               $    28.83    $  28.17    $  29.37    $  29.46    $  29.46    $   1.37

         COMMON SHARES OUTSTANDING -
              DILUTED (THOUSANDS)
20          Average                                             84,966      85,042      84,909      84,824      84,930          (5)
21          End of Period                                       84,718      84,713      84,663      84,724      84,724           9

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
                                                                                                                             VS
Line                                                         1ST QTR      2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR  PRIOR YEAR
                                                            ----------    --------    --------    --------   ----------  ----------
       ELECTRIC OPERATING REVENUES
          (DOLLARS IN  MILLIONS)
       Retail
22        Residential                                        $    173     $    234    $    328    $    180    $    915    $     34
23        Business                                                199          258         276         219         952          17
                                                             --------     --------    --------    --------    --------    --------
24           Total retail                                         372          492         604         399       1,867          51
                                                             --------     --------    --------    --------    --------    --------
       Wholesale revenue on delivered electricity
25        Traditional contracts                                    26           55         (10)          2          73         (48)
26        Retail load hedge management                              5          182         364          27         578          18
          Marketing and trading -- delivered
27           Generation sales other than native load               87           51           4           6         148          32
28           Other delivered electricity (a)                      359          443         461         297       1,560         686
                                                             --------     --------    --------    --------    --------    --------
29           Total delivered marketing and trading                446          494         465         303       1,708         718
                                                             --------     --------    --------    --------    --------    --------
30        Total delivered wholesale electricity                   477          731         819         332       2,359         688
                                                             --------     --------    --------    --------    --------    --------
       Other marketing and trading
          Realized margins on delivered commodities
31           other than electricity (a)                            (5)         (12)         (1)          4         (14)         (5)
          Prior period mark-to-market (gains) losses on
32           contracts delivered during current period (a)          6            5         (37)        (51)         (1)          1
          Change in mark-to-market for future-period
33          deliveries                                             47           35         130          (9)        127         113
                                                             --------     --------    --------    --------    --------    --------
34        Total other marketing and trading                        48           28          92         (56)        112         109
                                                             --------     --------    --------    --------    --------    --------
35     Transmission for others                                      4            5           9           8          26          11
36     Other miscellaneous services                                 6            5           6           1          18          (9)
                                                             --------     --------    --------    --------    --------    --------
37           Total electric operating revenues               $    907     $  1,261    $  1,530    $    684    $  4,382    $    850
                                                             --------     --------    --------    --------    --------    --------

       ELECTRIC SALES (GWH)

       Retail sales
38        Residential                                           2,122        2,467       3,597       2,149      10,335         554
39        Business                                              2,824        3,445       3,724       3,071      13,064         310
                                                             --------     --------    --------    --------    --------    --------
40           Total retail                                       4,946        5,912       7,321       5,220      23,399         864
                                                             --------     --------    --------    --------    --------    --------
       Wholesale electricity delivered
41        Traditional contracts                                   569          598         (37)         83       1,214        (396)
42        Retail load hedge management                             75          736       1,847         382       3,040      (3,634)
          Marketing and trading -- delivered
43           Generation sales other than native load              623          436          73         256       1,388        (106)
44           Other delivered electricity                        3,050        3,169       3,820       4,574      14,613       2,394
                                                             --------     --------    --------    --------    --------    --------
45           Total delivered marketing and trading              3,673        3,605       3,893       4,830      16,001       2,288
                                                             --------     --------    --------    --------    --------    --------
46        Total delivered wholesale electricity                 4,317        4,939       5,703       5,295      20,255      (1,742)
                                                             --------     --------    --------    --------    --------    --------
47           Total electric sales                               9,263       10,851      13,024      10,515      43,654        (878)
                                                             --------     --------    --------    --------    --------    --------

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $1 million was transferred to "realized" for the total year 2001. Lines 28 and 31 include amounts totaling $1 million of realized revenues for the year 2001.

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                         INCREASE
                                                                                                                        (DECREASE)
                                                                                                                            VS
Line                                                           1ST QTR     2ND QTR    3RD QTR    4TH QTR    TOTAL YEAR  PRIOR YEAR
                                                               -------     -------    -------    -------    ----------  ----------
         MARKETING AND TRADING
              PRETAX GROSS MARGIN ANALYSIS
            (DOLLARS IN  MILLIONS)

         REALIZED AND MARK-TO-MARKET COMPONENTS
         Current Period Effects
            Realized margin on delivered commodities
               Electricity
48                Generation sales other than native load       $  48       $  26      $   3      $   3       $  80        $  26
49                Other electricity marketing and trading (a)       4          43         14         56         117           48
                                                                -----       -----      -----      -----       -----        -----
50                Total electricity                                52          69         17         59         197           74
51             Other commodities (a)                               (5)        (12)        (1)         4         (14)          (5)
                                                                -----       -----      -----      -----       -----        -----
52             Total realized margin                               47          57         16         63         183           69
                                                                -----       -----      -----      -----       -----        -----
            Prior-period mark-to-market (gains) losses on
               contracts delivered during current period
53             Electricity (a)                                      1          --        (38)       (38)        (11)          (9)
54             Other commodities (a)                               12           5          1         (4)         25           25
               Charge related to trading activities with Enron
55                and its affiliates                               --          --         --         (8)         (8)          (8)
                                                                -----       -----      -----      -----       -----        -----
56             Subtotal                                            13           5        (37)       (50)          6            8
                                                                -----       -----      -----      -----       -----        -----
57          Total current period effects (b)                       60          62        (21)        13         189           77
                                                                -----       -----      -----      -----       -----        -----
         Change in mark-to-market gains (losses) for
            future period deliveries (b)
58          Electricity                                            45          42        126         (2)        146          139
59          Other commodities                                       2          (6)         3         (7)        (18)         (25)
                                                                -----       -----      -----      -----       -----        -----
60          Total future period effects                            47          36        129         (9)        128          114
                                                                -----       -----      -----      -----       -----        -----
61       Total gross margin                                     $ 107       $  98      $ 108      $   4       $ 317        $ 191
                                                                -----       -----      -----      -----       -----        -----

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of December 31, 2001, Pinnacle West had accumulated mark-to-market net gains of $138.0 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2002, $43.0 million; 2003, $22.6 million; 2004, $23.6 million; 2005 and thereafter, $48.8 million.

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 57 and in line 61 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 49. The opposites of amounts included in line 54 are included in line 51. For example, line 53 shows that a prior-period mark-to-market gain of $11 million was transferred to "realized" for the total year 2001. A $11 million realized gain is included in the $117 million on line 49 for the total year 2001.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                         INCREASE
                                                                                                                        (DECREASE)
                                                                                                                            VS
Line                                                           1ST QTR     2ND QTR    3RD QTR    4TH QTR    TOTAL YEAR  PRIOR YEAR
                                                               -------     -------    -------    -------    ----------  ----------
         MARKETING AND TRADING
              PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
            (DOLLARS IN  MILLIONS)

         BY COMMODITY SOLD OR TRADED

62       Electricity                                            $  98       $ 111      $ 105      $  15        $ 328       $ 201
63       Natural gas                                               (3)        (12)         9         (3)          (8)        (15)
64       Coal                                                      14           2         (2)        (6)           7          10
65       Emission allowances                                       (2)         (3)        (4)        (2)         (10)         (5)
66       Other                                                     --          --         --         --           --          --
                                                                -----       -----      -----      -----        -----       -----
67          Total gross margin                                  $ 107       $  98      $ 108      $   4        $ 317       $ 191
                                                                -----       -----      -----      -----        -----       -----

         BY PINNACLE WEST ENTITY

         Parent company marketing and trading division
68          Generation sales other than native load             $  --       $  --      $  --      $  --        $  --       $  --
69          Other marketing and trading                             7           3         74         (6)          78          80
         APS
70          Generation sales other than native load                48          26          2          3           79          25
71          Other marketing and trading                            53          68         32          3          156          82
         Pinnacle West Energy
72          Generation sales other than native load                --          --         --         --           --          --
73          Other marketing and trading                            --          --         --         --           --          --
         APS ES
74          Other marketing and trading                            (1)          1         --          4            4           4
                                                                -----       -----      -----      -----        -----       -----
75       Total gross margin before income taxes                 $ 107       $  98      $ 108      $   4        $ 317       $ 191
                                                                -----       -----      -----      -----        -----       -----

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                    INCREASE
                                                                                                                   (DECREASE)
Line                                                1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR    VS PRIOR YEAR
                                                    -------     -------     -------     -------    ----------    -------------
           AVERAGE ELECTRIC CUSTOMERS

           Retail customers
76            Residential                           775,317     770,335     773,321     786,382      776,339         27,054
77            Business                               97,222      98,065      98,874      98,631       98,198          4,070
                                                    -------     -------     -------     -------      -------        -------
78               Total                              872,539     868,400     872,195     885,013      874,537         31,124
89         Wholesale customers                           68          66          66          66           66             (1)
                                                    -------     -------     -------     -------      -------        -------
80               Total customers                    872,607     868,466     872,261     885,079      874,603         31,123
                                                    -------     -------     -------     -------      -------        -------

81         Customer Growth (% over prior year)          4.0%        3.9%        3.7%        3.2%         3.7%          (0.4)%


           RETAIL ELECTRIC SALES (GWH) -
              WEATHER NORMALIZED

82         Residential                                2,037       2,204       3,307       2,129        9,677            207
83         Business                                   2,825       3,321       3,618       3,013       12,777            134
                                                    -------     -------     -------     -------      -------        -------
84               Total                                4,862       5,525       6,925       5,142       22,454            341
                                                    -------     -------     -------     -------      -------        -------

           RETAIL ELECTRICITY USAGE
              (KWH/AVERAGE CUSTOMER)

85         Residential                                2,737       3,203       4,651       2,733       13,312            259
86         Business                                  29,047      35,130      37,664      31,136      133,037         (2,459)

           RETAIL ELECTRICITY USAGE -
                WEATHER NORMALIZED
              (KWH/AVERAGE CUSTOMER)

87         Residential                                2,627       2,861       4,276       2,707       12,465           (174)
88         Business                                  29,057      33,865      36,592      30,548      130,115         (4,202)

           ELECTRICITY DEMAND (MW)

89       System peak demand                           3,661       5,358       5,687       3,898        5,687            209

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                         INCREASE
                                                                                                                        (DECREASE)
Line                                                     1ST QTR     2ND QTR     3RD QTR     4TH QTR      TOTAL YEAR   VS PRIOR YEAR
                                                         -------     -------     -------     -------      ----------   -------------
         ENERGY SOURCES (GWH)

         Generation production
90          Nuclear                                        2,261       1,985       2,320       1,818         8,384          (457)
91          Coal                                           2,901       3,245       3,223       3,203        12,572            63
92          Gas, oil and other                             1,007       1,256       1,157         583         4,003         1,219
                                                          ------      ------      ------      ------        ------        ------
93             Total                                       6,169       6,486       6,700       5,604        24,959           825
                                                          ------      ------      ------      ------        ------        ------
         Purchased power
94          Firm load                                        170         845       1,734         212         2,961           446
95          Marketing and trading                          3,126       3,905       5,667       4,955        17,653        (1,240)
                                                          ------      ------      ------      ------        ------        ------
96             Total                                       3,296       4,750       7,401       5,167        20,614          (794)
                                                          ------      ------      ------      ------        ------        ------
97             Total energy sources                        9,465      11,236      14,101      10,771        45,573            31
                                                          ------      ------      ------      ------        ------        ------

         POWER PLANT PERFORMANCE

         Capacity Factors
98          Nuclear                                           96%         84%         97%         76%           88%           (5)%
99          Coal                                              78%         87%         85%         85%           84%            1%
100         Gas, oil and other                                39%         46%         38%         20%           37%           10%
101         System average                                    71%         73%         73%         62%           70%            1%

         Generation Capacity Out of Service and
         Replaced for Native Load (average MW/day)
102         Nuclear                                           57         180          26         246           127            47
103         Coal                                             284         166         129          90           167            13
104         Gas                                               36          52          24          16            32            10
105            Total                                         376         398         179         352           326            70

106      Generation Fuel Cost ($/MWh)                     $19.64      $19.28      $13.21      $12.51        $16.22        $ 2.50

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                        INCREASE
                                                                                                                       (DECREASE)
Line                                                     1ST QTR     2ND QTR     3RD QTR     4TH QTR     TOTAL YEAR   VS PRIOR YEAR
                                                         -------     -------     -------     -------     ----------   -------------
ENERGY MARKET INDICATORS (A)

Electricity Average Daily Spot Prices ($/MWh)
   On-Peak
      Palo Verde                                         $214.21     $182.71      $49.80      $26.89       $118.41       $ 6.98
      SP15                                               $219.66     $186.30      $45.61      $28.38       $119.99       $12.64
   Off-Peak
      Palo Verde                                         $130.40     $ 70.32      $27.22      $18.33       $ 61.57       $ 8.55
      SP15                                               $159.80     $ 84.78      $28.92      $20.41       $ 73.48       $12.74


WEATHER INDICATORS

Actual
   Cooling degree-days                                       106       1,733       2,663         620         5,122          539
   Heating degree-days                                       657          43          --         460         1,160          192
   Average humidity                                           50%         25%         31%         39%           36%           2%
10-Year Averages
   Cooling degree-days                                        71       1,458       2,454         398         4,381           --
   Heating degree-days                                       556          35          --         435         1,026           --
   Average humidity                                           45%         25%         34%         40%           36%           0%


ECONOMIC INDICATORS

Building Permits -- Metro Phoenix (b)
   Single-family                                          8,681       9,270        8,264       6,240        32,455          (54)
   Multi-family                                           3,918       1,820        2,514         717         8,969       (1,259)
                                                         ------      ------       ------      ------        ------       ------
      Total                                              12,599      11,090       10,778       6,957        41,424       (1,313)
                                                         ------      ------       ------      ------        ------       ------

Arizona Job Growth  (c)
   Payroll job growth (% over prior year)                   2.9%        1.4%         0.2%       (0.9)%         0.9%        (3.0)%
   Unemployment rate (%, seasonally adjusted)               4.1%        4.3%         4.2%        5.4%          4.5%         0.6%

----------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.